Exhibit 32


CERTIFICATION  PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the Quarterly Report of Human Pheromone Sciences, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, William P. Horgan, Chief Executive Officer of the Company, and Gregory S. Fredrick, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1394; and

         (2)   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.



/s/ William P. Horgan
---------------------
November 9, 2004

/s/ Gregory S. Fredrick
-----------------------
November 9, 2004


                                       16